Exhibit 99.2

COMPASS 2021 Q3 SHAREHOLDER LETTER

2021 Q3 SHAREHOLDER LETTER 2 HIGHLIGHTS 11,616 Average Number of Principal Agents1 62,349 Total Transactions2 $69.1B Gross Transaction Value3 $1.7B Revenue $(100)M GAAP Net Loss $12M Adjusted EBITDA4 +31% Year-Over-Year +36% Year-Over-Year +45% Year-Over-Year +47% Year-Over-Year (5.7)% of Revenue 0.7% of Revenue All figures as of September 30, 2021. | 1, 2, 3 See Notes for definitions | 4 See Financial Tables for Net Loss to Adjusted EBITDA Reconciliation

2021 Q3 SHAREHOLDER LETTER 3

INVESTMENT OVERVIEW

Nine years ago, we set out to transform the residential real estate industry, putting the agent at the center of our strategy and providing them with the best software and services to grow their business, reducing the complexity inherent in the real estate profession, and saving them time. We have been consistent in our belief that this focus is the clearest pathway to creating long term strategic and financial success for Compass agents, employees and shareholders. Since our IPO, we have met or surpassed our strategic, financial and operational goals. And we have delivered faster than expected, accelerating our timeline to Adjusted EBITDA profitability, significantly enhancing our platform, and launching our mortgage joint venture a year ahead of schedule. In the third quarter of 2021, we continued this trend as Compass outperformed the market with 36% transaction growth[1] (compared to 1% decline in the industry[2]) and grew market share over the prior year period from 4.1% to 5.4%[3]. Finally, we are pleased to raise our guidance for FY2021 for both revenue and EBITDA.

At Compass, our strategy is to build the single best platform for residential real estate that empowers our agents to capture more share, enables the simplest, most pleasant buying or selling experience for buyers and sellers; and provides a sustainable financial advantage for Compass. The proof points of our success in executing this strategy are:

Total Transaction Growth Outpacing Principal Agents Growth, 129% CAGR compared to 96% CAGR since 2015


Total Transactions
+129% CAGR
1,842
215,766
2015
2016
2017
2018
2019
2020
LTM 3Q21


Ending Principal Agents
+96% CAGR
247
11,823
2015
2016
2017
2018
2019
2020
3Q21

Strong Growth in Transactions per Average Principal Agent[4], where the Compass platform enables outperformance for our agents


Transactions per Average Principal Agent
10.1
12.8
16.7
2018
2019
2020
+41%
14.8
20.9
LTM 3Q20
LTM 3Q21

Continued market share gains, capturing growth in the overall agent base and growth in Transactions per Principal Agent, demonstrating the strength of the Compass value proposition


Market Share ($GTV)
1.1%
3.0%
4.1%
2018
2019
2020
+170 bps
3.7%
5.4%
LTM 3Q20
LTM 3Q21

Higher national attach rate for Adjacent Services: In Q3, our national attach rate for Title & Escrow was in the mid-single digits. We expect the attach rate to increase as we further penetrate our existing markets and expand into new ones. We aim to introduce mortgage services by the end of this year as well as expand our portfolio to include additional adjacent services in the future.

1 2 3 4 See Notes for definitions and additional information

2021 Q3 SHAREHOLDER LETTER 4

INVESTMENT OVERVIEW

3Q21 FINANCIAL RESULTS HIGHLIGHTS

Compass delivered solid financial results in the third quarter, including strong revenue performance and market share gains year-over-year while also effectively managing costs in a resilient housing market.

- 3Q Revenue of $1.74 billion, up 47% YOY
- GAAP Commissions & Other as a percentage of revenue was 82.0%, a 40 bps improvement YOY
    - Non-GAAP C&O as a percentage of revenue was 80.5%, an improvement of 180 bps YOY[1]
- GAAP Net Loss of $(100) million, or (5.7)% margin, compared to $(14) million, or (1.1)% margin in the prior year period
    - Over the past four quarters, GAAP Net Loss totaled $(359) million, which included a one-time non-cash stock-based compensation charge of $149 million related to our IPO in 1Q21.
- Adjusted EBITDA of $12 million, up 11% YOY[2]
    - Adjusted EBITDA margin of 0.7%, down slightly from 0.9% in the prior year period
    - Over the past four quarters, Adjusted EBITDA totaled $45 million, demonstrating Compass' ability to achieve sustainable Adjusted EBITDA profitability as the business continues to scale.

3Q21 OPERATIONAL RESULTS HIGHLIGHTS

Compass delivered strong operational results, highlighting the powerful combination of the most productive agents working onthe most comprehensive residential real estate technology, services and support platform.

- 3Q Gross Transaction Value of $69.1 billion, up 45% YOY[3]
- Average Principal Agent count grew to 11,616 for 3Q21, up 31% YOY[4]
- 3Q Total Transactions of 62,349[5], growing 36% YOY and outpacing industry transactions that declined 1%[6]. Transactions per Average Principal Agent of 5.4, up 3% YOY.

Compass Total Transactions Growth vs. Industry Transactions Growth


81%
13%
86%
23%
67%
14%
140%
32%
36%
(1)%
3Q20
4Q20
1Q21
2Q21
3Q21
Compass Total Transactions Growth
Industry Transactions Growth

- Launched 5 markets in 3Q21, bringing the total to 67 markets. Compass agents currently operate in cities representing approximately 155 million Americans, or roughly 47% of the U.S. population[7].

ADJACENT SERVICES HIGHLIGHTS

Adjacent services enable Compass to substantially increase the revenue and profitability associated with each Compass transaction. In 3Q21, Compass continued to grow its Title & Escrow operations and Compass' mortgage JV with Guaranteed Rate, OriginPoint, also made progress towards its launch in the fourth quarter of 2021. In 3Q21, Adjacent Services made up approximately 1% of revenue.

[1]See Financial Tables for a reconciliation of GAAP C&O to Non-GAAP C&O | [2] See Financial Tables for a reconciliation of GAAP Net Loss to Adjusted EBITDA | [3,4,5] See Notes for definitions | [6,7]See Notes for additional information

20 21 Q 3 S H A R E H O L D E R L E T T E R 5 INVESTMENT OVERVIEW Title & Escrow Highlights: o Since the close of the second quarter, Compass expanded its Title & Escrow offering into 4 new states, increasing our coverage to approximately half of our Total Transaction volume, effectively giving us more opportunities to drive incremental revenue on each of our transactions. Compass’ Title & Escrow services were utilized on a mid-single digit percentage of our Total Transactions in 3Q21. Mortgage Highlights: o OriginPoint has obtained the required licenses to provide mortgage services in 6 states to date, is hiring loan officers, and has set up its initial warehouse line of credit. We are on track to originate our first mortgage in 4Q21 as planned. PLATFORM HIGHLIGHTS Compass’ proprietary platform enables Compass agents to deliver an exceptional experience to buyer and seller clients. Our platform is a combination of integrated software as well as value-added services, all tailored to the needs of the real estate industry. It makes our agents more productive and saves them time, allowing them to drive increased transaction volume by accelerating, automating, and simplifying many of the routine tasks an agent performs on a daily basis. o We have seen usage of the platform continue to increase. In 3Q21, total sessions on the platform grew by 31% YOY as both agents and their clients saw the advantages of discovering, collaborating, and transacting homes in a digital setting. o 3Q21 major feature enhancements include: ƒ A suite of collaboration capabilities that empower teams to better manage and grow their business ƒ A video messaging tool that replaces a product agents previously purchased from a third-party vendor ƒ Improved agent search capabilities that provide detailed information on schools, flood zones and sold properties GUIDANCE o FY2021 Revenue of $6.375 billion to $6.425 billion, compared to prior guidance of $6.15 billion to $6.35 billion. o FY2021 Adjusted EBITDA of $(25) million to $(5) million, compared to prior guidance of $(85) million to $(45) million. o 4Q21 Revenue of $1.575 billion to $1.625 billion. o 4Q21 Adjusted EBITDA of $(75) million to $(55) million. o We remain confident in achieving Adjusted EBITDA profitability in 2022. We have not reconciled our guidance for Adjusted EBITDA to GAAP Net Loss because stock-based compensation expense cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. 1, 2,3,4 See Notes for additional information

2021 Q3 SHAREHOLDER LETTER 6 FINANCIAL UPDATE REVENUE In a resilient housing market, revenue increased by 47% year-over-year to $1.74 billion in 3Q21. Revenue growth was driven by an increase in the number of Average Principal Agents, Total Transactions, Average Transaction Value, and expansion to new markets. Revenue from commissions comprises the vast majority of total revenues. Revenue from Adjacent Services comprised approximately 1% of revenue in 3Q21 and is growing faster than the overall revenue growth rate, but off a small base. Total Revenue ($ in millions) +47% $1,189 $1,230 $1,114 $1,951 $1,744 3Q20 4Q20 1Q21 2Q21 3Q21 OPERATING EXPENSES Total operating expense in 3Q21 was $1,844 million, or 106% of revenue. Operating expenses in 3Q21 included $71 million of stock-based compensation expense and $25 million in other adjustments that are excluded from Adjusted EBITDA. Non-GAAP total operating expense was $1,748 million, or 100% of revenue. COMMISSIONS AND OTHER RELATED EXPENSE (“C&O”) C&O in 3Q21 was $1,431 million, or 82.0% of revenue. Non-GAAP C&O was $1,404 million, or 80.5% of revenue1. The 180 basis point improvement in Non-GAAP C&O compared to the prior year period was due to changes in geographic mix, changes in the mix of the commission arrangements we have with our agents and an increase in adjacent services revenue. C&O incorporates the tech and resource fee paid by agents to utilize the platform, a contra-expense, which increased during the quarter. SALES AND MARKETING EXPENSES (“S&M”) S&M in 3Q21 was $131 million, or 7.5% of revenue. Non-GAAP S&M was $120 million, or 6.9% of revenue2. The 120 basis point improvement in Non-GAAP S&M compared to the prior year period was due to economies of scale, partially offset by costs associated with a greater number of average principal agents and our accelerated market expansion. 1,, 2, See Financial Tables for GAAP to Non-GAAP reconciliation

2021 Q3 SHAREHOLDER LETTER 7 FINANCIAL UPDATE OPERATING EXPENSES OPERATIONS AND SUPPORT EXPENSES (“O & S”) O&S in 3Q21 was $97 million, or 5.6% of revenue. Non-GAAP O&S was $89 million, or 5.1% of revenue1. The 100 basis point increase in Non-GAAP O&S compared to the prior year period was due the expansion into new markets, growth of Title & Escrow and initial investment into OriginPoint. RESEARCH AND DEVELOPMENT EXPENSES (“R & D”) R&D in 3Q21 was $90 million, or 5.1% of revenue. Non-GAAP R&D was $77 million, or 4.4% of revenue2. The 160 basis point increase in Non-GAAP R&D compared to the prior year period was due to investments required to build out the functionality of the platform and increased software costs due to our growing base of employees and agents. Investments in R&D drive enhanced productivity for our agents and contribute to improvements in operating leverage across all other expense line items GENERAL AND ADMINISTRATIVE EXPENSES (“G & A”) G&A in 3Q21 was $80 million, or 4.6% of revenue. Non-GAAP G&A was $41 million, or 2.4% of revenue3. The 60 basis point increase in Non-GAAP G&A compared to the prior year period was due to higher personnel and other costs related to being a public company. Non-GAAP Operating Expenses (as % of Revenue) C&O Commissions & Other Related S&M Sales & Marketing O&S Operations & Support R&D Research & Development G&A General & Administrative (180) bps (120) bps 100 bps 160 bps 60 bps YOY NON-GAAP OPERATING MARGIN CHANGES 82.4% 80.5% 8.1% 6.9% 4.1% 5.1% 2.8% 4.4% 1.7% 2.4% 3Q20 3Q21 3Q20 3Q21 3Q20 3Q21 3Q20 3Q21 3Q20 3Q21 1,, 2, 3 See Financial Tables for GAAP to Non-GAAP reconciliation

2021 Q3 SHAREHOLDER LETTER 8

FINANCIAL UPDATE

GAAP NET LOSS

Our 3Q21 GAAP Net Loss was $(100) million, compared to a Net Loss of $(14) million in the prior year period. The increase in the GAAP Net Loss was due to increased stock-based compensation and a one-time litigation charge. Over the past four quarters, GAAP Net Loss totaled $(359) million, which included a one-time non-cash stock-based compensation charge of $149 million in 1Q21 related to our IPO. Excluding this one-time charge, GAAP Net Loss totaled $(210) million over the past four quarters.

ADJUSTED EBITDA[1]

Adjusted EBITDA was $12 million in 3Q21, up 11% from $11 million in 3Q20. The increase in Adjusted EBITDA was due to continued strong revenue growth and operating leverage in our business. Adjusted EBITDA margin declined slightly to 0.7% in 3Q21 compared to 0.9% in 3Q20. Over the past four quarters, Adjusted EBITDA totaled $45 million, demonstrating Compass' ability to achieve sustainable profitability in this metric as the business continues to gain scale.


Adjusted EBITDA
($ in millions)
+$45M
$11
$(8)
$(31)
$71
$12
3Q20
4Q20
1Q21
2Q21
3Q21
% of Revenue
0.9%
(0.7)%
(2.7)%
3.7%
0.7%

[1] See Financial Tables for Net Loss to Adjusted EBITDA Reconciliation

2021 Q3 SHAREHOLDER LETTER 9 OPERATIONAL UPDATE AVERAGE NUMBER OF PRINCIPAL AGENTS Average Number of Principal Agents in 3Q21 grew to 11,616, an increase of 987 from 2Q21 and 2,768 from 3Q20. The increase in Average Number of Principal Agents was 31% compared to the prior year period and compared to a 9%1 increase in average real estate agents in the industry. The principal agent additions came in both new and existing markets. Average Number of Principal Agents +31% 8,848 9,210 9,812 10,629 11,616 3Q20 4Q20 1Q21 2Q21 3Q21 TOTAL TRANSACTIONS2 Compass agents closed 62,349 Total Transactions in 3Q21, up 36% compared to 3Q20. This compares to 1% decline in transactions in the industry. Growth in Total Transactions in 3Q21 was due to a combination of new agents joining the platform, enhanced productivity for existing agents already on the platform, and a resilient housing market. The sequential decline in Total Transactions was due to a return to more normalized seasonality post-Covid. Total Transactions +36% 45,910 47,406 40,268 65,743 62,349 3Q20 4Q20 1Q21 2Q21 3Q21 1, 2 See Notes for additional information

2021 Q3 SHAREHOLDER LETTER 10 OPERATIONAL UPDATE GROSS TRANSACTION VALUE1 Gross Transaction Value, the sum of the value of all the transactions flowing through our platform, was $69.1 billion in 3Q21, up 45% compared to 3Q20. This compares to 9%2 GTV growth in the industry year-over-year. Compass’ GTV reflects strong transaction volume, enhanced productivity for existing agents already on the platform, and higher average transaction volume. ATV increased 6% year-over-year to $1.11 million in 3Q21, compared to 10%2 price growth in the industry over the same period. Gross Transaction Value ($ in billions) +45% $47.8 $51.9 $43.8 $77.0 $69.1 3Q20 4Q20 1Q21 2Q21 3Q21 TRANSACTIONS PER PRINCIPAL AGENT Transactions per Average Principal Agent in 3Q21 were 5.4, up 3% compared to the prior year period, and compared to a 1% transactions decline in the real estate industry2. On an LTM basis, Transactions per Average Principal Agent were 20.9 in 3Q21, up 41% from 14.8 in 3Q20 and up 1% from 20.7 in 2Q21. Compass Transactions per Principal Agent LTM +41% 14.8 16.7 17.7 20.7 20.9 3Q20 4Q20 1Q21 2Q21 3Q21 1, 2 See Notes for definitions and additional information

2021 Q3 SHAREHOLDER LETTER 11 OPERATIONAL UPDATE ADJACENT SERVICES Our extensive network of top performing agents and the transactions they bring to Compass create an opportunity to capture additional spend in the real estate ecosystem over time. Today, we offer services in Title & Escrow and plan to provide mortgage origination services this year through OriginPoint, our mortgage origination joint venture. We intend to add other adjacent services such as home insurance, inspection and warranty in the future. TITLE & ESCROW (“T&E”) In 3Q21, we continued to expand our T&E business through both organic growth and acquisition. We are adding T&E officers, growing our geographic footprint, and working on integrating T&E functionality into the Compass agent platform. In 3Q21, we announced three T&E acquisitions that will enable Compass to soon offer closing and/or settlement services in portions of California, Colorado, Florida, Maryland, New Jersey, Pennsylvania, Texas, Virginia, Washington state and Washington D.C. With these additions, we offer T&E services in markets that comprise approximately half of our total transactions, up from 30% in 2Q21. The national attach rate was mid-single digits of Compass total transactions in 3Q21. We aim for our attach rate on eligible transactions to grow to approximately 30% over time, in line with attach rates seen across the industry. MORTGAGE In July 2021 we formed OriginPoint, a new mortgage origination company, with Guaranteed Rate, a top retail mortgage lender. We believe the unique role our collection of top agents play in each transaction, the integration into the Compass platform, and the experience of Guaranteed Rate could drive mortgage attach rates on eligible transactions to industry averages within 3 to 5 years. OriginPoint has obtained the required licenses to provide mortgage services in 6 states, is currently hiring loan officers, and has set up its first warehouse line of credit. We plan to write our first mortgage by the end of 2021 and continue to expect OriginPoint to be profitable on an Adjusted EBITDA basis in 2022 despite some tightening in the mortgage markets.

2021 Q3 SHAREHOLDER LETTER 12 OPERATIONAL UPDATE MARKET EXPANSION In 3Q21, we entered 5 new markets bringing total markets served to 67 at the end of the quarter. We now cover 47% of the population, up from 45% in 2Q21. In 3Q21, Compass had a national market share of 5.4%, up from 4.1% in 3Q201. We also expanded our presence across our existing markets. We believe continued expansion across our existing markets is a cost-effective way to grow our agent base, their client base and market share, as it builds on the strength of our brand presence, agent network and operational footprint in the market. We will continue to enter into new markets and expand in existing markets. Number of Markets and % of US Population Covered 47% 24% 13 17 21 24 33 35 36 37 41 41 41 44 47 62 67 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Markets % Population Covered NEW MARKETS LAUNCHED IN 3Q21 1) Durham-Chapel Hill, NC 2) Hartford-East Hartford-Middletown, CT 3) Kansas City, MO-KS 4) New Haven-Milford, CT 5) Norwich-New London, CT 1 See Notes for additional information

2021 Q3 SHAREHOLDER LETTER 13 PLATFORM UPDATE OVERVIEW Compass’ proprietary platform enables Compass agents to deliver an exceptional experience to buyer and seller clients. Our platform is a combination of integrated software as well as value-added services, all tailored to the needs of the real estate industry. It makes our agents more productive, allowing them to drive increased transaction volume by using technology to accelerate, automate, and simplify many of the routine tasks an agent performs on a daily basis. Our platform also uses artificial intelligence and machine learning to better analyze data and recommend actions, yielding better outcomes for our agents and their clients. In addition, we are driving increasing functionality with plans to offer more adjacent services on the platform to capture more of the spend in the real estate transaction. Usage on the platform continues to increase. In 3Q21, total sessions on the platform grew by 31% YOY as both agents and their clients saw the advantages of discovering, collaborating, and transacting homes in a digital setting. Our platform provides Compass agents with a comprehensive set of innovative tools and services they need to run their real estate businesses, from search to CRM, digital and print marketing, video messaging, client and deal tracking, transaction management and financial reporting. We will continue to invest in the platform by adding new engineers, designers and product managers in New York, Seattle, Washington D.C., and Hyderabad to build out the depth and breadth of the platform for our agents. ENHANCEMENTS In 3Q21 we introduced multiple major features (in addition to smaller enhancements across the platform), including: • A suite of team collaboration capabilities which provide: • The ability for teams to share specific contacts in the Compass CRM among selected team members and assign and track the status of tasks across the team. • Integration with Business Tracker, enabling team leads to more effectively monitor and manage all their teams’ buyer and seller clients from prospect to close, across web and mobile. • Introduction of a new video messaging tool that replaces a product that agents previously purchased from a third-party vendor. • Improved agent search capabilities that provide detailed information on schools, flood zones and sold properties, enabling agents to better serve their clients by providing easy access to critical information.

2021 Q3 SHAREHOLDER LETTER 14 BALANCE SHEET & CASH FLOW STATEMENT UPDATE BALANCE SHEET At the end of 3Q21, Compass had cash and cash equivalents of $791 million. This amount includes aggregate proceeds raised in our initial public offering of $439 million, net of fees, that occurred in the beginning of the second quarter. Compass currently has two credit facilities in place: a $75 million Concierge Credit Facility, and a $350 million Revolving Credit Facility. The Concierge Credit Facility is a credit facility solely used to finance our Compass Concierge Program. At the end of 3Q21, the Concierge Credit Facility had drawn down $19 million and the Revolving Credit Facility was undrawn. As of the quarter ended September 30, 2021 the Company has approximately $1.0 billion of gross federal net operating losses available to offset future taxable income. OPERATING CASH FLOW AND FREE CASH FLOW1 Operating Cash Flow was $4M in 3Q21 compared to $72M in the prior year period. Free Cash Flow is defined as Operating Cash Flow less capital expenditures. In 3Q21, Free Cash Flow was a use of $9 million, compared to proceeds of $56 million in 3Q20. COMPASS CONCIERGE Since inception, Concierge has been used on more than 22,500 projects with a total project value through the end of 3Q21 of $625 million, yielding an average project size of approximately $27,800. 1 See Financial Tables for Reconciliation of Operating Cash Flows to Free Cash Flow

2021 Q3 SHAREHOLDER LETTER 15 GUIDANCE Based on our current outlook, Compass expects: FY2021 revenues of $6.375 billion to $6.425 billion. At the midpoint, this implies growth of 72% in FY 2021. This compares to previous guidance of $6.15 billion to $6.35 billion. FY2021 Adjusted EBITDA loss of $(25) million to $(5) million. At the midpoint, this implies an Adjusted EBITDA margin of (0.2)%. This compares to previous guidance of $(85) million to $(45) million. 4Q21 revenues of $1.575 billion to $1.625 billion. At the midpoint, this implies YOY growth of 30% in 4Q21. 4Q21 Adjusted EBITDA loss of $(75) million to $(55) million. At the midpoint, this implies $(65) million in 4Q21. We expect to continue to drive operating leverage in the business. 3Q21 outperformance, in conjunction with increased guidance for FY2021 continues to give us confidence in achieving sustainable positive Adjusted EBITDA in FY2022 and beyond. We have not reconciled our guidance for Adjusted EBITDA to Net Loss because stock-based compensation expense cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Page 2: 1 Average Number of Principal Agents represents the number of agents who are leaders of their respective agent teams or individual agents operating independently on our platform during a given period. 2 Total Transactions is the sum of all transactions closed on the Compass platform in which our agent represented the buyer or seller in the purchase or sale of a home. 3 Gross Transaction Value is the sum of all closing sale prices for homes transacted by Compass agents, excluding rentals. Page 3: 1 Total Transactions is the sum of all transactions closed on the Compass platform in which our agent represented the buyer or seller in the purchase or sale of a home. 2 Total Transactions growth of 36% in 3Q21 compared to (1)% transactions decline reported by NAR (National Association of Realtors) in 3Q21. 3 We calculate our market share by dividing our Gross Transaction Value, or the total dollar value of transactions closed by agents on our platform, by two times (to account for the sell-side and buy-side of each transaction) the aggregate dollar value of U.S. existing home sales as reported by NAR. We include a single transaction twice when one or more Compass agents represent both the buyer and seller in any given transaction. 4 Total Transactions divided by the Average Number of Principal Agents Page 4: 3 Average Number of Principal Agents represents the number of agents who are leaders of their respective agent teams or individual agents operating independently on our platform during a given period. 4 Total Transactions is the sum of all transactions closed on the Compass platform in which our agent represented the buyer or seller in the purchase or sale of a home. 5 Gross Transaction Value is the sum of all closing sale prices for homes transacted by Compass agents, excluding rentals. 6 Total Transactions growth of 36% in 3Q21 compared to (1)% transactions growth reported by NAR in 3Q21. 7 155M is the population in the markets we serve divided by a total population of 333M Americans provided by the US Census Bureau. Page 9: 1 NAR data as of September 2021 2 We calculate Total Transactions by taking the sum of all transactions closed on the Compass platform in which our agent represented the buyer or seller in the purchase or sale of a home (excluding rental transactions). We include a single transaction twice when one or more Compass agents represent both the buyer and seller in any given transaction. Page 10: 1 Gross Transaction Value is the sum of all closing sale prices for homes transacted by agents on the Compass platform (excluding rental transactions). We include the value of a single transaction twice when our agents serve both the home buyer and home seller in the transaction. 2 NAR data as of September 2021 Page 12: 1 We calculate our market share by dividing our Gross Transaction Value, or the total dollar value of transactions closed by agents on our platform, by two times (to account for the sell- side and buy-side of each transaction) the aggregate dollar value of U.S. existing home sales as reported by NAR. NOTES 2 0 2 1 Q3 SHAREHOLDER L ETTER 16

2021 Q3 SHAREHOLDER LETTER 17 FINANCIAL TABLES CONDENSED CONSOLIDATED BALANCE SHEET (in millions, unaudited) September 30, 2021 December 31, 2020 Assets Current Assets Cash and Cash Equivalents $791.4 $440.1 Accounts Receivable, Net of Allowance 55.5 54.8 Compass Concierge Receivables, Net of Allowance 49.4 49.5 Other Current Assets 84.4 54.9 Total Current Assets 980.7 599.3 Property and Equipment, Net 151.3 141.7 Operating Lease Right-of-Use Assets 458.9 426.6 Intangible Assets, Net 127.5 45.6 Goodwill 182.6 119.8 Other Non-Current Assets 46.2 32.1 Total Assets $1,947.2 $1,365.1 Liabilities, Convertible Preferred Stock and Stockholders’ Equity (Deficit) Current Liabilities Accounts Payable $35.3 $36.6 Commissions Payable 73.0 62.0 Accrued Expenses and Other Current Liabilities 215.7 106.8 Current Lease Liabilities 80.2 68.1 Concierge Credit Facility 18.7 8.4 Total Current Liabilities 422.9 281.9 Non-Current Lease Liabilities 457.8 435.9 Other Non-Current Liabilities 36.6 23.5 Total Liabilities 917.3 741.3 Convertible Preferred Stock — 1,486.7 Stockholders’ Equity (Deficit) Common Stock — — Additional Paid-In Capital 2,445.4 238.0 Accumulated Deficit (1,420.2) (1,100.9) Total Compass, Inc. stockholders’ equity (deficit) 1,025.2 (862.9) Non-controlling interest 4.7 — Total stockholders’ equity (deficit) 1,029.9 (862.9) Total liabilities, convertible preferred stock and stockholders’ equity (deficit) $1,947.2 $1,365.1

2021 Q3 SHAREHOLDER LETTER 18 FINANCIAL TABLES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (in millions, except share and per share data, unaudited) Three Months Ended September 30, 2021 2020 Revenue $1,743.6 $1,188.5 Operating Expenses: Commissions and Other Related Expense1 1,430.6 979.4 Sales and Marketing1 130.6 99.7 Operations and Support1 97.0 53.3 Research and Development1 89.7 33.7 General and Administrative1 79.5 22.7 Depreciation and Amortization 16.7 13.0 Total Operating Expenses 1,844.1 1,201.8 Loss From Operations (100.5) (13.3) Investment Income, Net 0.1 — Interest Expense (0.7) (0.2) Loss Before Income Taxes (101.1) (13.5) Benefit From Income Taxes 1.3 — Net Loss $(99.8) $(13.5) Net Loss Per Share Attributable to Common Stockholders, Basic and Diluted $(0.25) $(0.12) Weighted-Average Shares Used in Computing Net Loss Per Share Attributable to Common Stockholders, Basic and Diluted 392,979,596 110,447,903 1Total stock-based compensation expense included in the condensed consolidated statements of operations is as follows (in millions): Three Months Ended September 30, 2021 2020 Commissions and Other Related Expense $26.3 $0.5 Sales and Marketing 10.3 2.6 Operations and Support 4.5 0.7 Research and Development 13.2 0.3 General and Administrative 16.8 2.0 Total Stock-Based Compensation Expense $71.1 $6.1

2021 Q3 SHAREHOLDER LETTER 19

FINANCIAL TABLES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS *(in millions, unaudited)*

	Nine Months Ended September 30,	
	2021	2020
Operating Activities		
Net Loss	$(319.3)	$(230.4)
Adjustments to Reconcile Net Loss to Net Cash Provided by (Used in) Operating Activities:		
Depreciation and Amortization	45.1	38.1
Stock-Based Compensation	292.9	30.2
Changes in Acquisition Related Contingent Consideration	(4.4)	5.5
Bad Debt Expense	8.9	12.7
Amortization of Debt Issuance Costs	0.9	0.1
Changes in Operating Assets and Liabilities:		
Accounts Receivable	1.6	(65.7)
Compass Concierge Receivables	(7.1)	0.9
Other Current Assets	(29.6)	14.9
Other Non-Current Assets	(13.4)	(2.8)
Operating Lease Right-of-Use Assets and Operating Lease Liabilities	1.6	33.2
Accounts Payable	(2.4)	(12.8)
Commissions Payable	8.8	56.9
Accrued Expenses and Other Liabilities	64.7	31.1
Net Cash Provided by (Used in) Operating Activities	48.3	(88.1)
Investing Activities		
Proceeds From Sales and Maturities of Marketable Securities	—	55.5
Capital Expenditures	(33.6)	(34.8)
Payments for Acquisitions, Net of Cash Acquired	(127.3)	(0.8)
Net Cash (Used In) Provided by Investing Activities	(160.9)	19.9
Financing Activities		
Proceeds From Issuance of Convertible Preferred Stock, Net of Issuance Costs	—	1.0
Proceeds From Exercise and Early Exercise of Stock Options	19.1	6.8
Proceeds From Drawdowns on Concierge Credit Facility	29.6	8.2
Repayments of Drawdowns on Concierge Credit Facility	(19.3)	—
Payments of Contingent Consideration Related to Acquisitions	(8.2)	(3.2)
Payments of Debt Issuance Costs for Credit Facilities	(1.9)	—
Proceeds from capital contribution of non-controlling interest in OriginPoint, LLC joint venture	5.0	—
Proceeds from Issuance of Common Stock upon Initial Public Offering, Net of Offering Costs	439.6	—
Net Cash Provided by Financing Activities	463.9	12.8
Net Increase (Decrease) in Cash and Cash Equivalents	351.3	(55.4)
Cash and Cash Equivalents at Beginning of Period	440.1	491.7
Cash and Cash Equivalents at End of Period	$791.4	$436.3

2021 Q3 SHAREHOLDER LETTER 20

FINANCIAL TABLES

NET LOSS TO ADJUSTED EBITDA RECONCILIATION

(in millions, unaudited)

	Three Months Ended September 30,	
	2021	2020
Net Loss	$(99.8)	$(13.5)
Adjusted to Exclude the Following:		
Depreciation and Amortization	16.7	13.0
Investment Income, Net	(0.1)	—
Interest Expense	0.7	0.2
Stock-Based Compensation	71.1	6.1
Benefit From Income Taxes	(1.3)	—
Restructuring Charges[1]	—	1.2
Acquisition-Related Expenses[2]	3.6	4.0
Litigation charge[3]	21.3	—
Adjusted EBITDA	$12.2	$11.0

[1] For the three months ended September 30, 2020, restructuring charges included $1.2 million in lease termination costs. The Company did not recognize any restructuring charges during the three months ended September 30, 2021.
[2] For the three months ended September 30, 2021 and 2020, acquisition-related expenses includes $3.9 million gain and $0.5 million loss, respectively, as a result of changes in the fair value of contingent consideration and $7.5 million and $3.5 million in expense, respectively, related to acquisition consideration treated as compensation expense over the underlying retention periods.
[3] Represents a charge of $21.3 million in connection with the settlement in principle for the Avi Dorfman and RentJolt, Inc. matter.

RECONCILIATION OF OPERATING CASH FLOWS TO FREE CASH FLOW *(in millions, unaudited)*

	Three Months Ended September 30,	
	2021	2020
Net Cash Provided by Operating Activities	$4.2	$71.8
Less:		
Capital Expenditures	(13.5)	(15.6)
Free Cash Flow	$(9.3)	$56.2

2021 Q3 SHAREHOLDER LETTER 21 FINANCIAL TABLES RECONCILIATION OF GAAP OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES (in millions, unaudited) Three Months Ended September 30, 2021 Commissions and Other Related Expense Sales and Marketing Operations and Support Research and Development General and Administrative GAAP Basis $1,430.6 $130.6 $97.0 $89.7 $79.5 Adjusted to Exclude the Following: Stock-based Compensation (26.3) (10.3) (4.5) (13.2) (16.8)) Acquisition-Related Expenses — — (3.6) — — Litigation charge — — — — (21.3) Non-GAAP Basis $1,404.3 $120.3 $88.9 $76.5 $41.4 Three Months Ended September 30, 2020 Commissions and Other Related Expense Sales and Marketing Operations and Support Research and Development General and Administrative GAAP Basis $979.4 $99.7 $53.3 $33.7 $22.7 Adjusted to Exclude the Following: Stock-based Compensation (0.5) (2.6) (0.7) (0.3) (2.0) Restructuring Charges — (1.2) — — — Acquisition-Related Expenses — — (4.0) — — Non-GAAP Basis $978.9 $95.9 $48.6 $33.4 $20.7 KEY BUSINESS METRICS AND NON-GAAP FINANCIAL MEASURES Three Months Ended September 30, 2021 2020 Total Transactions 62,349 45,910 Gross Transaction Value (in billions) $69.1 $47.8 Average Number of Principal Agents 11,616 8,848 Net Loss (in millions) $(99.8) $(13.5) Net Loss Margin (5.7)% (1.1)% Adjusted EBITDA (in millions) $12.2 $11.0 Adjusted EBITDA Margin 0.7% 0.9%

2021 Q3 SHAREHOLDER LETTER 22 LEGAL DISCLAIMER SAFE HARBOR STATEMENT This shareholder letter includes forward-looking statements, which are statements other than statements of historical facts, and statements in the future tense. These statements include, but are not limited to, statements regarding the future performance of Compass and its market opportunity, including expected financial results for the fourth quarter and full year of 2021, expectations regarding the impact of the COVID-19 pandemic on our business and industry, anticipated benefits from our joint venture with Guaranteed Rate, expectations regarding our adjacent services, including our title & escrow operations and our mortgage business and expectations for our future investment in our business. Accordingly, actual results could differ materially or such uncertainties could cause adverse effects on our results. Forward-looking statements are based upon various estimates and assumptions, as well as information known to Compass as of the date of this shareholder letter, and are subject to risks and uncertainties, including but not limited to: general economic conditions, the health of the U.S. real estate industry, and risks generally incident to the ownership of residential real estate, including seasonal and cyclical trends; ability to achieve expected benefits from our mortgage business and our joint venture with Guaranteed Rate; our ability to attract new agents and retain current agents or increase agents’ utilization of our platform; our rapid growth and rate of growth; our net losses and ability to achieve or sustain profitability in the future; our ability to innovate and continuously improve and expand our platform; the impact of the COVID-19 pandemic on our business; our ability to compete successful in the markets in which we operate; the effect of monetary policies of the federal government and its agencies; any decreases in our gross commission income or the percentage of commissions that we collect; our ability to expand our business and offer additional adjacent services, including with respect to any joint ventures; fluctuation of our quarterly results and other operating metrics; our ability to successfully complete acquisitions and integrate target companies; the effect of the claims, lawsuits, government investigations and other proceedings that we are subject to from time to time; our ability to protect our intellectual property rights; and other general market, political, economic, and business conditions. Actual results could differ materially from those predicted or implied, and reported results should not be considered as an indication of future performance. Additionally, these forward-looking statements, particularly our guidance, involve risks, uncertainties and assumptions, including those related to the impacts of COVID-19 on our clients’ spending decisions. Significant variation from the assumptions underlying our forward-looking statements could cause our actual results to vary, and the impact could be significant. Additional risks and uncertainties that could affect our financial results are included under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 filed with the SEC on August 10, 2021, which is available on the Investor Relations page of our website at investors.compass.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 when filed. Undue reliance should not be placed on the forward-looking statements in this shareholders letter. All forward-looking statements contained herein are based on information available to us as of the date hereof, and we do not assume any obligation to update these statements as a result of new information or future events. NON-GAAP FINANCIAL MEASURES To supplement our condensed consolidated financial statements, which are prepared in accordance with GAAP, we present Non-GAAP Net Loss, Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, Non-GAAP Operating Expenses, Non-GAAP C&O, Non-GAAP C&O margin, Non-GAAP S&M, Non-GAAP O&S, Non-GAAP R&D, and Non-GAAP G&A (collectively referred to as “Non-GAAP Financial Measures”), in this Shareholder Letter. Our use of Non-GAAP Financial Measures has limitations as an analytical tool, and these measures should not be considered in isolation or as a substitute for analysis of financial results as reported under GAAP. Compass uses Non-GAAP Financial Measures in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.

2021 Q3 SHAREHOLDER LETTER 23 LEGAL DISCLAIMER NON-GAAP FINANCIAL MEASURES (CONTINUED) We believe Non-GAAP Financial Measures are also helpful to investors, analysts and other interested parties because they can assist in providing a more consistent and comparable overview of our operations across our historical financial periods. Non-GAAP Financial Measures have limitations as analytical tools, therefore you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Because of these limitations, you should consider Non-GAAP Financial Measures alongside other financial performance measures, including Net Loss and our other GAAP results. In evaluating Non-GAAP Financial Measures, you should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments reflected in this Shareholder Letter. Our presentation of Non-GAAP Financial Measures should not be construed to imply that our future results will be unaffected by the types of items excluded from the calculation of Non-GAAP Financial Measures. Non-GAAP Financial Measures are not presented in accordance with GAAP and the use of these terms varies from others in our industry. Reconciliations of these Non-GAAP Financial Measures have been provided in the financial statement tables included in this Shareholder Letter and investors are encouraged to review these reconciliations. ABOUT COMPASS Founded in 2012, Compass is a leading real estate technology company, providing an end-to-end platform that empowers its residential real estate agents to deliver exceptional service to seller and buyer clients. The platform includes an integrated suite of cloud-based software for customer relationship management, marketing, client service, brokerage services and other critical functionality, all custom-built for the real estate industry. Compass agents utilize the platform to grow their business, save time and manage their business more effectively. For more information on how Compass empowers real estate agents, one of the largest groups of small business owners in the country, please visit www.compass.com.

2021 Q3 SHAREHOLDER LETTER compass.com INVESTOR CONTACT Ben Barrett 646.621.3142 ben.barrett@compass.com MEDIA CONTACT Chris O’Brien 917.626.2345 chris.obrien@compass.com COMPASS